Exhibit 10.30

AMENDMENT NO. 4 TO

CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Fourth Amendment”) is made as of April 30, 2015, by and among Telecommunication Systems, Inc., a Maryland corporation (“TCS”), Solvern Innovations, Inc., a Maryland corporation (“Solvern”), Networks in Motion, Inc., a Delaware corporation (“NIM”), MicroDATA GIS, Inc., a Vermont corporation (“microDATA GIS”),  MICRODATA, LLC, a Maryland limited liability company (“microDATA LLC”), NEXTGEN COMMUNICATIONS, INC., a Maryland corporation (“NextGen,” and together with TCS, Solvern, NIM, microDATA GIS, and microDATA LLC, jointly and severally, individually and collectively, referred to as the “Borrower”), the several banks and other financial institutions or entities parties hereto as lenders hereunder (each a “Lender” and collectively, the “Lenders”), SILICON VALLEY BANK, as the Issuing Lender and the Swingline Lender, and Silicon Valley Bank (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used but not defined in this Fourth Amendment shall have the meanings given to them in the Credit Agreement (as defined below).

BACKGROUND

WHEREAS,

the parties hereto are parties to that certain Credit Agreement dated June 25, 2013, as amended by Amendment No. 1 to Credit Agreement dated as of July 29, 2013, as further amended by Amendment No. 2 to Credit Agreement date as of February 28, 2014 and as further amended by Amendment No. 3 to Credit Agreement dated as of June 9, 2014 (as it may be further amended, restated, supplemented, and modified from time to time, the “Credit Agreement”);

WHEREAS,	the Lenders have extended credit to the Borrower for the purposes permitted in the Credit Agreement;
WHEREAS,	the Loan Parties have requested that the Lenders modify certain of the provisions of the Credit Agreement as more fully set forth in this Fourth Amendment; and
WHEREAS,

subject to the representations and warranties of the Loan Parties in this Fourth Amendment and the Loan Documents and the terms and conditions set forth in this Fourth Amendment, the Lenders are willing to so amend the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement.

1.1	Section 7.1. Section 7.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Consolidated Senior Leverage Ratio.  Permit the Consolidated Senior Leverage Ratio of Borrower and its Subsidiaries, as at the last day of any period of four consecutive trailing fiscal quarters of the Borrower ending with any month set forth below to exceed the ratio set forth below opposite such period:

Four Fiscal Quarter Period Ending	Maximum Consolidated Senior Leverage Ratio
9/30/2013	3.50x
12/31/2013	3.50x
3/31/2014	3.50x
6/30/2014	3.50x
9/30/2014	3.50x
12/31/2014	3.25x
3/31/2015	3.25x
6/30/2015	3.25x
9/30/2015	3.00x
12/31/2015	3.00x
3/31/2016	2.75x
6/30/2016	2.50x
9/30/2016 and each fiscal quarter ending thereafter	2.00x

2. Representations, Warranties and Acknowledgements.

2.1	The Loan Parties hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:
(a)

immediately upon giving effect to this Fourth Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Default or Event of Default has occurred and is continuing;

(b)

each Loan Party has the corporate or other power and authority to execute and deliver this Fourth Amendment and to perform their obligations under the Loan Documents, as amended by this Fourth Amendment;

(c)

the execution and delivery by the Loan Parties of this Fourth Amendment and the performance by the Loan Parties of their obligations under the Loan Documents, as amended by this Fourth Amendment, have been duly authorized by all necessary corporate or limited liability company action on the part of the Loan Parties;

(d)

this Fourth Amendment has been duly executed and delivered by the Loan Parties and is the binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principals (whether enforcement is sought by proceedings in equity or at law); and

(e)	as of the date hereof, no Loan Party has any defenses against the obligations to pay any amounts under the Obligations.
2.2

The Loan Parties acknowledge that the Administrative Agent and the Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Loan Parties in connection with this Fourth Amendment and in connection with the Loan Documents.

2.3

The Loan Parties understand and acknowledge that the Administrative Agent and the Lenders, are entering into this Fourth Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and the Loan Parties agree that such reliance is reasonable and appropriate.

3. Limitation.  The amendments set forth in Section 1 of this Fourth Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver, amendment or modification of any other term or condition of the Credit Agreement, of any instrument or agreement referred to therein, or of any other Loan Document, (b) to be an agreement to forbear with respect to any breach or Event of Default, (c) to prejudice any right or remedy which one or more of the Administrative Agent and the Lenders may now have or may have in the future under or in connection with the Loan Documents or any instrument or agreement referred to therein, or (d) to be a consent to any future amendment, modification, or waiver of any Loan Document, or any of the provisions thereof.  Except as expressly amended or waived hereby, nothing in this Fourth Amendment shall, or shall be construed to, modify, impair, or affect any of the covenants, agreements, terms, or conditions of the Credit Agreement or any other Loan Document all of which shall remain in full force and effect in accordance with their respective terms.

4. Conditions.  This Fourth Amendment shall become effective upon the fulfillment by the Loan Parties, in a manner reasonably satisfactory to Administrative Agent and the Lenders, of all of the following conditions precedent:

4.1	No Default. No Default or Event of Default shall have occurred and be continuing and all representations and warranties in Section 2 shall be true and correct in all material respects.
4.2	Execution of this Amendment. Each of the parties hereto shall have duly executed a counterpart of this Fourth Amendment and each shall have delivered the same to Administrative Agent.
4.3

Expenses.  The Administrative Agent shall have received payment of all of its costs and expenses incurred through the effective date of this Fourth Amendment pursuant to and in accordance with the Credit Agreement, including the reasonable costs and expenses of counsel to the Administrative Agent incurred in connection with this Fourth Amendment, to the extent that the Borrower has received an invoice for such costs and fees at least one (1) Business Day prior to the date of the Fourth Amendment.

4.4

Fees.  The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has agreed to execute this Fourth Amendment, an amendment fee equal to 0.10% of the aggregate principal amount of the commitments in respect of the Facilities of the Lenders under the Credit Agreement, as follows:

(a)	$40,000.00 to SVB;
(b)	$35,000.00 to Manufacturers & Traders Trust Company;
(c)	$15,000.00 to General Electric Capital Corporation;
(d)	$20,000.00 to GE Capital Bank; and
(e)	$20,000.00 to PNC Bank, National Association.

5. Counterparts.  This Fourth Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument.  All counterparts shall be deemed an original of this Fourth Amendment.

6. Integration.  This Fourth Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto.

7. Governing Law.  THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the date first written above.

BORROWER:

TELECOMMUNICATION SYSTEMS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr
Title:	Sr. Vice President & CFO

SOLVERN INNOVATIONS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr
Title:	Treasurer

NETWORKS IN MOTION, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr
Title:	Treasurer

MICRODATA GIS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr
Title:	Treasurer

MICRODATA, LLC

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr
Title:	Treasurer

[Signature page  to Amendment No. 4 to Credit Agreement]

NEXTGEN COMMUNICATIONS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr
Title:	Treasurer

[Signature page  to Amendment No. 4 to Credit Agreement]

ADMINISTRATIVE AGENT:

SILICON VALLEY BANK,
as the Administrative Agent

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Director

[Signature page  to Amendment No. 4 to Credit Agreement]

LENDERS:

SILICON VALLEY BANK,
as Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Director

GE CAPITAL BANK,
as a Lender

By:	/s/ Heather-Leigh Glade
Name:	Heather-Leigh Glade
Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Colin Torrance
Name:	Colin Torrance
Title:	Its Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Timothy M. Naylon
Name:	Timothy M. Naylon
Title:	Senior Vice President

[Signature page  to Amendment No. 4 to Credit Agreement]

Manufacturers & Traders Trust Company,
as a Lender

By:	/s/ John S. Goldthwait, Jr.
Name:	John S. Goldthwait, Jr.
Title:	Vice President

[Signature page  to Amendment No. 4 to Credit Agreement]